SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 29, 2003

SOMERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	333-86927	77-0521878
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5383 Hollister Avenue, Santa Barbara, CA	93111
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (805) 681-3322

Item 7.    Financial Statements and Exhibits

(c)  Exhibits.

99.1	Press Release, dated April 29, 2003.

Items 9 and 12.    Regulation FD Disclosure and Results of Operation and Financial Condition.

On April 29, 2003, Somera Communications, Inc. issued a press release announcing financial results for its fiscal first quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished pursuant to Regulation FD and Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

By:	/s/ RICK DARNABY
Rick Darnaby Chief Executive Officer

Dated: April 29, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated, April 29, 2003.